Exhibit 99.1

FOR IMMEDIATE RELEASE

MultiSensor AI Announces Compliance With Nasdaq Continued Listing Criteria

Houston, Texas, June 4, 2024 – MultiSensor AI Holdings, Inc. (Nasdaq: MSAI, MSAIW), a pioneer in AI-powered industrial condition-based maintenance and process control solutions, today announced that it received written notification from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company has demonstrated compliance with the Nasdaq continued listing criteria. Accordingly, the Company will be removed from the list of companies published by Nasdaq that are noncompliant with its continued listing standards.

For further information regarding Nasdaq’s determination see the Current Report on Form 8-K filed by the Company today.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” or their negatives or variations of these words, or similar expressions. All statements contained in this Current Report that do not strictly relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s ability to satisfy the listing criteria of Nasdaq. These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond our control. In addition, these forward-looking statements reflect our current views with respect to future events and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including, the risk that we and our current and future collaborators are unable to successfully develop and commercialize our products or services, or experience significant delays in doing so; the risk that we may never achieve or sustain profitability; the risk that we will need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all; the risk that we experience difficulties in managing our expected growth and expanding operations; the risk that third party suppliers and manufacturers are not able to fully and timely meet their obligations; the risk that we are unable to secure or protect our intellectual property; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties discussed under the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on March 29, 2024, and the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 15, 2024. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made in this press release is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

About MultiSensor AI (MSAI)

MultiSensor AI provides turnkey condition-based maintenance and process control solutions, which combine cutting edge imaging and sensing technologies with AI-powered enterprise software. Powered by AWS, MSAI's software leverages a continuous stream of data from thermal imaging, visible imaging, acoustic imaging, vibration sensing, and laser sensing devices to provide comprehensive, real-time condition monitoring for a customer's critical assets, processes, and manufactured outputs. This full-stack solution measures heat, vision, vibration, and gas in the surrounding environment, helping companies gain predictive insights to better manage their asset reliability and manufacturing processes. MSAI Cloud and MSAI Edge software solutions are deployed by customers to protect critical assets across a wide range of industries including distribution & logistics, manufacturing, utilities, and oil & gas.

For more information, please visit https://www.multisensorai.com

Media Contact:
MultiSensor AI
Andrew Klobucar
Director of Marketing
andrew.klobucar@multisensorai.com

Investor Contact:
Alpha IR Group
Mike Cummings or Griffin Morris
MSAI@alpha-ir.com